UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 21, 2013

Titanium Asset Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-53352	20-8444031
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

777 E. Wisconsin Avenue, Milwaukee, Wisconsin		53202-5310
(Address of principal executive offices)		(Zip Code)

(414) 765-1980

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Pursuant to the Agreement and Plan of Merger, dated as of September 9, 2013, by and among TAMCO Holdings, LLC, a Delaware limited liability company (“Parent”), TAMCO Acquisition, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Parent (“Purchaser”) and Titanium Asset Management Corp., a Delaware corporation (the “Company”), (the “Merger Agreement”), Purchaser commenced the tender offer to acquire all of the Company’s common stock, par value $0.0001 per share (the “Shares”), in exchange for $1.08 per Share, net to the seller in cash, without interest and less any required withholding taxes (the “Offer Price”), subject to the terms and conditions set forth in the offer to purchase, dated September 12, 2013 and the related letter of transmittal (together, with the offer to purchase, the “Offer”). The Offer expired at 5:00 p.m., New York City time, on October 18, 2013. According to Continental Stock Transfer & Trust Company, the depositary for the Offer, as of 5:00 p.m., New York City time, on October 18, 2013, 4,759,193 Shares had been tendered and not withdrawn pursuant to the Offer (including 110,000 Shares delivered pursuant to the guaranteed delivery procedures). Assuming all Shares tendered pursuant to guaranteed delivery procedures are delivered, Parent and Purchaser acquired approximately 77.7% of the outstanding Shares (the percentage is 77.2% if guaranteed delivery shares are not taken into account).

On October 21, 2013, pursuant to the terms of the Merger Agreement, Purchaser exercised its top-up option, provided for in Section 1.3 of the Merger Agreement, to purchase directly from the Company the lowest additional number of Shares sufficient to give Purchaser ownership of at least 90% of the then outstanding Shares, when combined with the Shares Purchaser purchased in the Offer (the “Top-Up Option”). Pursuant to the exercise of the Top-Up Option, Purchaser purchased directly from the Company a total of 25,357,496 newly issued Shares (the “Top-Up Shares”) at a price of $1.08  per Share in consideration for a combination of cash and a promissory note issued to the Company in the aggregate amount of $27,386,096.  Additionally, on October 21, 2013, pursuant to a Contribution Agreement (the “Contribution Agreement”), Parent contributed 10,585,400 Shares to Purchaser.

Following the purchase of the Top-Up Shares and the execution of the Contribution Agreement, and effective as of October 22, 2013 (the “Effective Time”), Purchaser acquired all of the remaining outstanding Shares by effecting a “short form” merger under applicable Delaware law in which Purchaser was merged with and into the Company, and the Company became a wholly-owned subsidiary of Parent (the “Merger”). In the Merger, each Share was cancelled and (other than Shares owned by Parent, Purchaser or the Company or by any stockholder of the Company who is entitled to and properly exercises appraisal rights under Delaware law) converted into the right to receive the Offer Price.

The aggregate purchase price paid by Parent to acquire all the outstanding Shares in connection with the Offer and the Merger was approximately $10 million. Parent funded the acquisition with the proceeds of a term loan facility with Park Bank and existing cash on hand.

Additional information concerning the Offer and the Merger is contained in (1) the Company’s Solicitation/Recommendation Statement on Schedule 14D-9, originally filed with the Securities and Exchange Commission on September 12, 2013, as subsequently amended, and (2) the Tender Offer Statement on Schedule TO, originally filed by Purchaser and Parent with the SEC on September 12, 2013, as subsequently amended, and such information is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth under Item 2.01 above is incorporated herein by reference.

The Top-Up Shares were offered and sold to Purchaser in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended, as a transaction by an issuer not involving a public offering.

Item 3.03.	Material Modification to Rights of Security Holders.

Effective as of the Effective Time, Purchaser acquired all of the outstanding Shares not otherwise tendered and accepted pursuant to the Offer by effecting the Merger. In the Merger, Purchaser merged with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of Parent. In the Merger, each Share issued and outstanding immediately prior to the effective time of the Merger (other than Shares owned by Parent, Purchaser or the Company or by any stockholder of the Company who is entitled to and properly exercises appraisal rights under Delaware law) was converted into the right to receive the Offer Price. All Shares converted into the right to receive the Offer Price have been canceled and cease to exist. As a result of the Merger, holders of Shares immediately prior to the Merger ceased to have any rights as holders of Shares other than their right to receive their applicable Offer Price and except as otherwise provided under applicable Delaware law.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger and pursuant to the terms of the Merger Agreement, at the Effective Time, Lloyd Dickinson, Patricia Jamieson and T. Raymond Suplee resigned from the Company’s Board of Directors (the “Board”). The directors of Purchaser immediately prior to the Effective Time became the members of the Board of the Company as of the Effective Time.

Item 5.03.	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Merger and pursuant to the terms of the Merger Agreement, at the Effective Time, the Amended and Restated Certificate of Incorporation of the Company was amended and restated in its entirety (as amended and restated, the “Certificate of Incorporation”) and the By-laws of the Company were amended and restated in their entirety (as amended and restated, the “By-laws”). The Certificate of Incorporation is attached hereto as Exhibit 3.1 and incorporated herein by reference. The By-laws are attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 8.01.	Other Events.

Notice to AIM and Form 15

On October 21, 2013, in connection with the Merger, the Company notified the AIM, a market operated by the London Stock Exchange (“AIM”), of its intent to cancel the admission of the Shares, from listing on AIM. Pursuant to AIM policy, it is expected that the Shares will be cancelled from admission to AIM on November 19, 2013. Additionally, the Company intends to file with the Securities and Exchange Commission a Certification and Notice on Form 15 under the Securities and Exchange Act of 1934, as amended, (the “Exchange Act”) Exchange Act requesting that the Shares be deregistered and that the Company’s reporting obligations under Section 13 of the Exchange Act be suspended.

Completion of the Offer

On October 21, 2013, the Company and Parent issued a joint press release announcing the completion of the Offer. A copy of the press release is filed as Exhibit 99.2 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are being filed herewith:

3.1	Third Amended and Restated Certificate of Incorporation of Titanium Asset Management Corp.
3.2	Second Amended and Restated By-Laws of Titanium Asset Management Corp.
20.1	Solicitation/Recommendation Statement on Schedule 14D-9 of Titanium Asset Management Corp. (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on September 12, 2013, as amended)
99.1	Tender Offer Statement of TAMCO Holdings, LLC and TAMCO Acquisition, LLC on Schedule TO (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on September 12, 2013, as amended)
99.2	Joint Press Release issued by Titanium Asset Management Corp. and TAMCO Holdings, LLC, dated October 21, 2013 (incorporated by reference to Exhibit (a)(5)(J) of the Tender Offer Statement of TAMCO Holdings, LLC and TAMCO Acquisition, LLC on Schedule TO, as filed with the Securities and Exchange Commission on September 12, 2013, as amended)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITANIUM ASSET MANAGEMENT CORP.

Date: October 23, 2013	By:	/s/ Jonathan Hoenecke
Name: Jonathan Hoenecke
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Third Amended and Restated Certificate of Incorporation of Titanium Asset Management Corp.
3.2	Second Amended and Restated By-Laws of Titanium Asset Management Corp.
20.1	Solicitation/Recommendation Statement on Schedule 14D-9 of Titanium Asset Management Corp. (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on September 12, 2013, as amended)
99.1	Tender Offer Statement of TAMCO Holdings, LLC and TAMCO Acquisition, LLC on Schedule TO (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on September 12, 2013, as amended)
99.2	Joint Press Release issued by Titanium Asset Management Corp. and TAMCO Holdings, LLC, dated October 21, 2013 (incorporated by reference to Exhibit (a)(5)(J) of the Tender Offer Statement of TAMCO Holdings, LLC and TAMCO Acquisition, LLC on Schedule TO, as filed with the Securities and Exchange Commission on September 12, 2013, as amended)